This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Since Introduction In Early 2001 Driving Contracts Over 585,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM Guest room television tailored to meet Each hotel's specific needs and Achieve its goals. Enhanced marketing Improving branding Increasing guest satisfaction Building revenue

Hilton Promotion: 100 Hilton, Hilton Garden Inn, Embassy Suites and Doubletree Hotels Nearly 40,000 Rooms in Nonstop Rotation

LODGENET
always on

NEW CONTENT INITIATIVES

virgin atlantic

Q4 2004 – Virgin Atlantic Buys Ad Space on LodgeNet System to Promote Luxury First Class Air Travel. The airline hopes to attract "highly elusive business travelers." Studies show 78% of its target market stays at hotels equipped with LodgeNet services.

ebay

Q4 2004 – Debut of Popular On Demand Instructional Videos from eBay. Videos teach viewers how to bid and buy online, and introduces them to the fundamentals of selling on eBay.

New Installation Digital Capital per Room FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From:

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 329 $ 329 Annual Cash Flow $ 134 $ 134 Total Cash Flow Over Life $ 871 $ 871 Average Capital Investment $ 364 $ 284 Payback Period 2.7 Years 2.1 Years Cash-on-Cash Return 36.8% 47.2% Digital Upgrade Digital New Single Room Economics * Revenue, cash flow and capital based on TTM Dec '04 actual results INTERACTIVE DIGITAL SYSTEM

2000 423 2001A 0.14 2002A 0.3 0 2003A 0.42 0 2004A 0.52 0 0 2006E 0.75 2007P 0.9 Share of Digital of Total Guest Pay Room Base GROWING INFLUENCE OF DIGITAL

DIVERSIFIED CUSTOMERS

Total US/Canadian Lodging Market 75+ Hotel Room Market 16 25 Slice 3 7 Slice 4 27 More Than 300 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 151 - 299 rooms Under 75 rooms 4.8 Million Rooms 3.5 Million Rooms Portion of unserved that may meet economic criteria* LEADING COMPETITIVE POSITION *company estimates 38%

1996 1997 1998 1999 2000 2001 2002 2003 2004 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - One Million Rooms 2002 2003 INTERACTIVE DIGITAL SYSTEM 2004

(in millions) Steady Revenue Growth TTM FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Revenue 200 207 212 217 221 224 230 235 240 243 247 250 254 258 262 266 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 Trailing Twelve Months

2004 2003 % Change Movie Revenue $ 17.40 $ 17.55 - 0.8% Other Interactive Services 5.47 5.04 8.5% Guest Pay Revenue $ 22.87 $ 22.59 1.2% 2004 Revenue Per Room Analysis Occupancy Levels up Approximately 150 Basis Points Year Over Year Digital Platform Installed in 52% of Rooms FINANCIAL HIGHLIGHTS

Guest Pay Gross Profit & Gross Profit Margin TTM Trailing Twelve Months per room per month Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Gross Profit 12.69 12.58 12.47 12.49 12.58 12.63 12.67 12.66 Gross Profit Margin 0.562 0.556 0.553 0.552 0.553 0.556 0.557 0.553 FINANCIAL HIGHLIGHTS

Operating Expenses 2004 2003 % Change Guest Pay Operations Expense $ 2.97 $ 2.93 1.4% SG&A Expense 2.09 2.01 4.0% Total Operating Expenses $ 5.06 $ 4.94 2.4% FINANCIAL HIGHLIGHTS SG&A as a Percent of Revenue - 8.9% 2003 - Operating Expenses Managed to Business Conditions 2004 - Sarbanes-Oxley Compliance Costs Per room per month

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 FINANCIAL HIGHLIGHTS Trailing Twelve Months

2002 -26.9 2003 -5.1 2004 6.1 Cash Flow Net Of Investing FINANCIAL HIGHLIGHTS $(5.1) (in millions) $(26.9) $6.1

Cash from Operations Analysis FY 2004 FY 2003 % Change Cash from Operations $ 60.4 $ 48.6 24.3% Corp Capital / Minor Extensions (12.1) (7.5) Digital Renewal Investment * (14.6) (17.1) Pre-Expansion Cash Flow 33.7 24.0 40.4% New Room Investment ** (27.6) (29.0) Post-Expansion Cash Flow $ 6.1 $ (5.0) *Digital Upgrade Rooms 51,516 50,774 1.5% **New Digital Rooms 75,932 71,775 5.8% (in millions) FINANCIAL HIGHLIGHTS

Liquidity Metrics Debt $ 312.3 $ 368.2 Debt Net of Cash $287.3 $365.4 Debt Ratios 3.5x 4.4x Debt Covenants 4.5x 5.0x YE 2004 $75 Million Available Under Revolving Bank Credit Facility Stronger Balance Sheet -"Dry Powder" for Business Opportunities (in millions) FINANCIAL HIGHLIGHTS YE 2003

OUTLOOK Q1 & Full Year 2005 Guidance Q1 '05 Range FY' 05 Range Revenue $ 66.0 - $ 68.0 $ 286.0 - $292.0 Operating Income $ 3.5 - $ 4.5 $ 23.0 - $ 26.0 Operating Income exclusive of D & A $ 22.0 - $ 23.0 $ 94.5 - $ 97.5 Net Loss $ (4.0) - $ (3.0) $ (7.5) - $ (4.5) EPS (Loss) $(0.23) - $(0.17) $ (0.42) - $(0.25) Capital Investment $ 13.5 - $ 14.5 $ 57.0 - $ 59.0 Net New Rooms 11,500 - 12,500 48,000 - 50,000 (in millions except per share)

OUTLOOK 2005 Strategic Business Plan Continued Growth of Lodging Room Base SIGNETURE TVSM Driving New Room Contracts Increase Revenue Generated per Installed Room Increased Digital Penetration, Enhanced Merchandising, New Content Increase Profitability Inherent in Model Leverage Operating Structure and Technology Platform Generate Increasing Levels of Operating Income and Net, Free Cash Flow Expand Business Opportunities in Healthcare

Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)